Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit10.25CO

ONE HUNDRED SECOND AMENDMENT

TO AMENDED AND RESTATED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC

This One Hundred Second Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and Charter Communications Holding Company, LLC, a Delaware limited liability company (“Customer”).  CSG and Customer entered into that certain Amended and Restated CSG Master Subscriber Management System Agreement dated February 9, 2009, as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

Whereas, pursuant to the Agreement, as more particularly described in that certain Eighty-ninth Amendment to the Agreement, effective as of July 19, 2016 (CSG document no. 4111836) (the “89th Amendment”), and extended pursuant to that certain Ninety-seventh Amendment to the Agreement, effective as of January 17, 2017 (CSG document no. 4114077) (the “97th Amendment”) and further extended pursuant to that certain Ninety-ninth Amendment to the Agreement effective as of February 14, 2017 (CSG document no. 4114930) (the “99th Amendment” and the One Hundred First Amendment to the Agreement effective as of March 9, 2017 (CSG document no. 4115064) (the “101st Amendment”) and, together with the 89th Amendment, the 97th Amendment, and the 101st Amendment (collectively, the “Amendments”), CSG and Customer agreed that the Connected Subscribers in the TWC Agreement (as defined in the Amendments) will be used for the purpose of determining the total number of Connected Subscribers, combined, under this Agreement and the TWC Agreement, for the limited purposes described therein for the period from ****** ** ****, through March 31, 2017 (the “******** ********* ********** Period”); and

Whereas, as a result of discussions between the parties, the parties agree to amend the terms of the ******** ********* ********** Period.

Now, therefore, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficient of which is hereby acknowledged, CSG and Customer agree to the following as of the Effective Date.

1.

Upon execution of this Amendment and pursuant to the terms and conditions of the Agreement, which includes the Amendments, CSG and Customer agree that the ******** ********* ********** Period shall be amended such that the ******** ********* ********** Period shall commence as of ****** ** ****, and shall continue through April 30, 2017 (the “Amended ******** ********* ********** Period”).

[Signature Page Follows]

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

THIS AMENDMENT is executed on the days and year last signed below to be effective as of the date last signed below (the "Effective Date").

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC (“CUSTOMER”) By: Charter Communications, Inc., its Manager	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Mike Ciszek	By: /s/ Gregory L. Cannon
Name: SVP, Billing Strat & Ops	Name: Gregory L. Cannon
Title: Mike Ciszek	Title: SVP, Secretary & General Counsel
Date: 3/31/2017	Date: 4/3/17